UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40409	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd., Suite #6

Boca Raton, Florida 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001	GROM	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	GROMW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into Material Definitive Agreement.

On November 20, 2023, Grom Social Enterprises, Inc., a Florida corporation (the “Company”), entered into a first amendment agreement (the “Amendment”) to the Securities Purchase Agreement originally dated November 9, 2023 (the “Original SPA” and together with the Amendment, the “SPA”) with Generating Alpha Ltd., a Saint Kitts and Nevis Corporation (the “Investor”).

Pursuant to the Amendment, the Original SPA was amended by deleting in its entirety Section 2.01(b) thereof, pursuant to which the Company was to issue to the Investor at (1) the First Closing a Warrant for 1,514,073 shares of Common Stock with an exercise price of $1.78 per share of Common Stock and (2) the Second Closing a Warrant for 1,514,073 shares of Common Stock with an exercise price of $0.001 per share of Common Stock, and replacing it with the current Section 2.01(b) of the SPA, pursuant to which the Company shall issue to the Investor at (1) the First Closing (a) a Warrant for 757,036 shares of Common Stock with an exercise price of $1.78 per share of Common Stock and (b) a Warrant for 757,036 shares of Common Stock with an exercise price of $.001 per share of Common Stock and (ii) the Second Closing (a) a Warrant for 757,036 shares of Common Stock with an exercise price of $1.78 per share of Common Stock and (b) a Warrant for 757,036 shares of Common Stock with an exercise price of $.001 per share of Common Stock. Capitalized words and phrases not otherwise defined herein have the meanings assigned thereto in the SPA.

The foregoing description of the Amendment is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the full text of such document, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the SEC. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Securities Purchase Agreement, dated November 20, 2023, by and between Grom Social Enterprises, Inc. and Generating Alpha Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: November 21, 2023	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer

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